Exhibit 99.2

PHEAA - Student Loan Trust 2003-1 & 2004-1

Quarterly Servicing Report

Report Date:  03/31/2005                                      Report Period: 01/01/2005 - 03/31/2005

I.  Series 2003-1 & 2004-1 Asset and Liability Summary

A.            Student Loan Portfolio and Fund Balance

	12/31/2004	Net Activity	03/31/2005
1. Financed Student Loans - Principal Balance	$686,594,703.79	$(27,209,504.66)	$659,385,199.13
2. Interest Expected to be Capitalized	$1,655,354.82	$434,457.65	$2,089,812.47
3. Total Pool Balance	$688,250,058.61	$(26,775,047.01)	$661,475,011.60
4. Financed Student Loans - Borrower Interest Balance	$3,860,718.43	$147,528.44	$4,008,246.87
5. Accrued Interest Subsidy & Special Allowance (Net of Lender Origination Fees)	$1,693,273.07	$641,755.58	$2,335,028.65

6 Weighted Average Coupon Rate	4.48%		4.47%
7 Weighted Average Remaining to Maturity (in months)	186.19		185.75
8 Number of Loans	102,583		99,511
9 Number of Borrowers	56,197		54,465

B.            Reserve Fund

	12/31/2004	Change	03/31/2005
1 Reserve Fund (1.00%)	$7,365,581.12	$(262,588.74)	$7,102,992.38
2 Reserve Fund Floor	$500,000.00		$500,000.00
3 Current Reserve Account Balance	$7,365,581.12	$(262,588.74)	$7,102,992.38

C.            Other Fund Balances

	12/31/2004	Change	03/31/2005
1 Acquisition Fund	$178,562.17	$(169,326.50)	$9,235.67
2 Revenue Fund (including sub-accounts & Intransits from Servicer)	$26,472,877.00	$6,170,194.12	$32,643,071.12

D.            Notes and Certificates

	CUSIP	Spread	12/31/2004%		03/31/2005%
1 2003-1 Class A-1 LIBOR Notes	71722TAD6	0.06%	$145,036,000.00	19.96%	$127,219,000.00	18.08%
2 2003-1 Class A-2 ARS Notes	71722TAA2	ARS	$71,650,000.00	9.86%	$66,600,000.00	9.46%
3 2003-1 Class A-3 ARS Notes	71722TAB0	ARS	$90,000,000.00	12.38%	$90,000,000.00	12.79%
4 2003-1 Class B-1 ARS Notes	71722TAC8	ARS	$20,000,000.00	2.75%	$20,000,000.00	2.84%
5 2004-1 Class A-1 LIBOR Notes	71722TAE4	0.12%	$200,000,000.00	27.52%	$200,000,000.00	28.42%
6 2004-1 Class A-2 ARS Notes	71722TAF1	ARS	$90,000,000.00	12.38%	$90,000,000.00	12.79%
7 2004-1 Class A-3 ARS Notes	71722TAG9	ARS	$90,000,000.00	12.38%	$90,000,000.00	12.79%
8 2004-1 Class B-1 ARS Notes	71722TAH7	ARS	$20,000,000.00	2.75%	$20,000,000.00	2.84%
9 Total Notes and Certificates			$726,686,000.00	100.00%	$703,819,000.00	100.00%

II.   Series 2003-1 & 2004-1 Transactions and Accruals 01/01/2005 thru 03/31/2005

			Beg/End Balances
A.	Student Loan Cash Principal Activity		686,594,703.79
	1 Borrower Payments	$(14,842,693.23)
	2 Claim Payments	$(1,508,348.35)
	3 Consolidation Payoffs	$(11,154,198.86)
	4 Other Cash Payments from Servicer	$(11,133.61)
	5 Acquisitions / Sales	$99.21
	6 Total Principal Cash Activity	$(27,516,274.84)

B.	Student Loan Non-Cash Principal Activity
	1 Capitalized Interest	$471,198.52
	2 Cancellations / Reissues	$—
	3 Amounts due to / (from) Servicer for non-cash adjustments	$(83,358.81)
	4 Amounts due to / (from) Guarantor - Ins fees	$(33.11)
	5 Amounts due to / (from) Dept. of Ed.	$(173.90)
	6 Borrower Benefit reductions	$(81,206.39)
	7 Other Non-Cash Adjustments (Write-ups-Write-offs)	$343.87
	8 Total Non-Cash Principal Activity	$306,770.18

C.	Total Student Loan Principal Activity	$(27,209,504.66)	$659,385,199.13

D.	Student Loan Cash Interest Activity		5,553,991.50
	1 Borrower Payments (includes Late Fees)	$(6,368,782.81)
	2 Claim Payments	$(62,008.97)
	3 Consolidation Payoffs	$(68,421.94)
	4 Other Cash Payments from Servicer (includes Late Fees)	$—
	5 Acquisitons / Sales	$—
	6 Subsidy Payments (ISP)	$—
	7 Special Allowance Payments (SAP)	$(1,693,273.07)
	8 Total Interest Collections	$(8,192,486.79)

E.	Student Loan Non-Cash Interest Activity
	1 Borrower Accruals (includes Late Fees)	$7,121,244.20
	2 Interest Subsidy Payment Accrual	$306,248.72
	3 Special Allowance Payment Accrual Estimate	$2,028,779.93
	4 Capitalized Interest	$(471,198.52)
	5 Amounts due to / (from) Servicer for non-cash adjustments	$(5.96)
	6 Other Adjustments	$(3,297.56)
	7 Total Non-Cash Interest Activity	$8,981,770.81

F.	Total Student Loan Interest Activity	$789,284.02	$6,343,275.52

G.	Non-Reimbursable Losses During Collection Period	$(2,953.69)

H.	Cumulative Non-Reimbursable Losses to Date	$(24,624.97)
			$665,728,474.65

III. Cash Receipts & Disbursements for the Period 01/01/2005 thru 03/31/2005

	Beginning Cash Balance @ 12/31/2004		$26,513,376.29
A.		Principal Cash Collections
	1	Principal Payments Received - Borrower Payments	$14,842,693.23
	2	Principal Payments Received - Claim Payments	$1,508,348.35
	3	Principal Payments Received - Consolidation Payoffs	$11,154,198.86
	4	Principal Payments Received - Other Payments from Servicer	$11,133.61
	5	Principal Payments Received - Sales	$—
	6	Total Principal Collections	$27,516,374.05

B.		Interest Cash Collections
	1	Interest Payments Received - Borrower Payments	$6,368,782.81
	2	Interest Payments Received - Claim Payments	$62,008.97
	3	Interest Payments Received - Consolidation Payoffs	$68,421.94
	4	Interest Payments Received - Other Payments from Servicer (includes Late Fees)	$—
	5	Interest Payments Received - Interest Subsidy & Special Payments	$1,709,089.66
	6	Interest Payments Received - Sales	$—
	7	Total Interest Collections	$8,208,303.38

C.		Reimbursements from Servicer for Non-Cash transactions	$16,554.41

C.		Reimbursements from Guarantor for Insurance Fee Cancellations	$33.11

C.		Reimbursements from Dept. of Ed. for Origination Fee Cancellations	$228.06

D.		Transfer from Acquisition Fund	$128,548.33

E.		Transfers from Reserve Fund	$271,170.00

F.		Investment Earnings
	1	Revenue Fund Investment Earnings	$31,873.44
	2	Distribution Account Investment Earnings	$15,997.06
	3	Payments Clearing Account Investment Earnings	$41,205.78
	4	Acquisition Fund Investment Earnings	$580.90
	5	Reserve Fund Investment Earnings	$46,371.43
	6	Total Investment Earnings	$136,028.61

G.		Funds Previously Remitted - Cash Disbursements
	1	Consolidation rebate fees to Dept. of Ed.	$(1,352,461.37)
	2	Servicing Fees	$(849,132.76)
	3	Trustee Fees	$(70,783.94)
	4	Administration Fees	$(424,556.19)
	5	Broker Dealer/Auction Agent Fees	$(239,358.00)
	6	Auditing Fees	$—
	7	Derivative Payments Paid to Counterparties	$—
	8	Interest Payments - LIBOR Notes & Auction Rate Notes	$(4,329,950.48)
	9	Principal Payments - LIBOR Notes & Auction Rate Notes	$(22,867,000.00)
	10	Funds released to Depositor from the Trust	$—
	11	Total Previously Remitted Fees	$(30,133,242.74)

H.		Total Cash Available at 03/31/2005 (Revenue Fund and sub-accounts)	$32,657,373.50

IV. Auction Rate Securities Detail

A.            Auction Rate Securities Paid During Report Period

1	Security Description	Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
	2003-1 Class A-2 ARS Notes	01/07/2005	2.330%	28	12/10/2004	01/06/2005	$129,845.72
	2003-1 Class A-2 ARS Notes	02/04/2005	2.420%	28	01/07/2005	02/03/2005	$134,861.22
	2003-1 Class A-2 ARS Notes	03/04/2005	2.620%	28	02/04/2005	03/03/2005	$135,716.00
	Total 2003-1 Class A-2 ARS Interest paid						$400,422.94

	2003-1 Class A-3 ARS Notes	01/14/2005	2.450%	28	12/17/2004	01/13/2005	$171,500.00
	2003-1 Class A-3 ARS Notes	02/11/2005	2.480%	28	01/14/2005	02/10/2005	$173,600.00
	2003-1 Class A-3 ARS Notes	03/11/2005	2.620%	28	02/11/2005	03/10/2005	$183,400.00
	Total 2003-1 Class A-3 ARS Interest paid						$528,500.00

	2003-1 Class B-1 ARS Notes	01/14/2005	2.550%	28	12/17/2004	01/13/2005	$39,666.67
	2003-1 Class B-1 ARS Notes	02/11/2005	2.589%	28	01/14/2005	02/10/2005	$40,273.33
	2003-1 Class B-1 ARS Notes	03/11/2005	2.650%	28	02/11/2005	03/10/2005	$41,222.22
	Total 2003-1 Class B-1 ARS Interest paid						$121,162.22

	2004-1 Class A-2 ARS Notes	01/20/2005	2.500%	28	12/23/2004	01/19/2005	$172,451.16
	2004-1 Class A-2 ARS Notes	02/17/2005	2.470%	28	01/20/2005	02/16/2005	$170,531.51
	2004-1 Class A-2 ARS Notes	03/17/2005	2.620%	28	02/17/2005	03/16/2005	$180,887.67
	Total 2004-1 Class A-2 ARS Interest paid						$523,870.34

	2004-1 Class A-3 ARS Notes	01/06/2005	2.350%	28	12/09/2004	01/05/2005	$161,882.44
	2004-1 Class A-3 ARS Notes	02/03/2005	2.430%	28	01/06/2005	02/02/2005	$167,769.86
	2004-1 Class A-3 ARS Notes	03/03/2005	2.600%	28	02/03/2005	03/02/2005	$179,506.85
	2004-1 Class A-3 ARS Notes	03/31/2005	2.740%	28	03/03/2005	03/30/2005	$189,172.60
	Total 2004-1 Class A-3 ARS Interest paid						$698,331.75

	2004-1 Class B-1 ARS Notes	01/20/2005	2.600%	28	12/23/2004	01/19/2005	$39,855.38
	2004-1 Class B-1 ARS Notes	02/17/2005	2.650%	28	01/20/2005	02/16/2005	$40,657.53
	2004-1 Class B-1 ARS Notes	03/17/2005	2.730%	28	02/17/2005	03/16/2005	$41,884.93
	Total 2004-1 Class B-1 ARS Interest paid						$122,397.84

2	Auction Rate Security Payments Made During Report Period	$2,394,685.09

3	2003-1 Broker Dealer Fees paid during collection period	12/27/2004 - 01/24/2005	$36,582.29
	2003-1 Broker Dealer Fees paid during collection period	01/25/2005 - 02/24/2005	$38,368.75
	2003-1 Broker Dealer Fees paid during collection period	02/25/2005 - 03/27/2005	$38,018.06
	2004-1 Broker Dealer Fees paid during collection period	12/27/2004 - 01/24/2005	$40,277.78
	2004-1 Broker Dealer Fees paid during collection period	01/25/2005 - 02/24/2005	$43,055.56
	2004-1 Broker Dealer Fees paid during collection period	02/25/2005 - 03/27/2005	$43,055.56

4	Total Auction Rate Securities Related Payments From Revenue Fund During Report Period	$2,634,043.09

B.            Auction Rate Securities Paid Between End of Report Period & Distribution Date (04/25/2005)

1	Security Description	Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
	2003-1 Class A-2 ARS Notes	04/01/2005	2.750%	28	03/04/2005	03/31/2005	$142,450.00
	2003-1 Class A-3 ARS Notes	04/08/2005	2.950%	28	03/11/2005	04/07/2005	$206,500.00
	2003-1 Class B-1 ARS Notes	04/08/2005	3.000%	28	03/11/2005	04/07/2005	$46,666.67
	2004-1 Class A-2 ARS Notes	04/14/2005	3.060%	28	03/17/2005	04/13/2005	$211,265.75
	2004-1 Class B-1 ARS Notes	04/14/2005	3.130%	28	03/17/2005	04/13/2005	$48,021.92

2	Auction Rate Security payments made between end of Report Period & Distribution Date (04/25/2005)	$654,904.34

C.            Accrued Interest on Notes through End of Report Period

1	Security Description	Interest Rate	# of Days	Start Date	End Date	Interest Payment
	2003-1 Class A-1 Libor Notes	2.760%	66	01/25/2005	03/31/2005	$643,728.14
	2003-1 Class A-2 ARS Notes	2.750%	28	03/04/2005	03/31/2005	$142,450.00
	2003-1 Class A-3 ARS Notes	2.950%	21	03/11/2005	03/31/2005	$154,875.00
	2003-1 Class B-1 ARS Notes	3.000%	21	03/11/2005	03/31/2005	$35,000.00
	2004-1 Class A-1 Libor Notes	2.820%	66	01/25/2005	03/31/2005	$1,034,000.00
	2004-1 Class A-2 ARS Notes	3.060%	15	03/17/2005	03/31/2005	$113,178.08
	2004-1 Class A-3 ARS Notes	3.280%	1	03/31/2005	03/31/2005	$8,087.67
	2004-1 Class B-1 ARS Notes	3.130%	15	03/17/2005	03/31/2005	$25,726.03

2	Accrued Interest Payments	$2,157,044.92

V.                                    LIBOR Rate Detail

		Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
A.	2003-1 Class A-1 LIBOR Notes	01/25/2005	2.16%	92	10/25/2004	01/24/2005	$800,598.72
	2004-1 Class A-1 LIBOR Notes	01/25/2005	2.22%	92	10/25/2004	01/24/2005	$1,134,666.67
	2003-1 Class A-1 LIBOR Notes	04/25/2005	2.76%	90	01/25/2005	04/24/2005	$877,811.10
	2004-1 Class A-1 LIBOR Notes	04/25/2005	2.82%	90	01/25/2005	04/24/2005	$1,410,000.00

VI.           Distributions

A.	Distribution Amounts thru 04/25/2005	Combined	2003-1 Class A-1	2003-1 Class A-2	2003-1 Class A-3	2003-1 Class B-1	2004-1 Class A-1	2004-1 Class A-2	2004-1 Class A-3	2004-1 Class B-1
1	Quarterly Interest Due	$5,337,400.53	$877,811.10	$542,872.94	$735,000.00	$167,828.89	$1,410,000.00	$735,136.09	$698,331.75	$170,419.76
2	Quarterly Interest Paid	$5,337,400.53	$877,811.10	$542,872.94	$735,000.00	$167,828.89	$1,410,000.00	$735,136.09	$698,331.75	$170,419.76
3	Interest Shortfall	$—	$—	$—	$—	$—	$—	$—	$—	$—

4	Interest Carryover Due	$—	$—	$—	$—	$—	$—	$—	$—	$—
5	Interest Carryover Paid	$—	$—	$—	$—	$—	$—	$—	$—	$—
6	Interest Carryover	$—	$—	$—	$—	$—	$—	$—	$—	$—

7	Quarterly Principal Paid	$21,392,000.00	$16,342,000.00	$5,050,000.00	$—	$—	$—	$—	$—	$—

8	Total Distribution Amount	$26,729,400.53	$17,219,811.10	$5,592,872.94	$735,000.00	$167,828.89	$1,410,000.00	$735,136.09	$698,331.75	$170,419.76

B.	Principal Distribution Amount Reconciliation		Act Prin. Dist.	Principal Shortfall
1	Pool Balance as of 12/31/2004	$688,250,058.61
2	Pool Balance as of 03/31/2005	$661,475,011.60
3	Principal Distribution Amount (VI. B1 - VI. B2)	$26,775,047.01
4	Plus: Amounts transferred from Acquisiton Fund during Initial Period	$128,548.33
5	Total Principal Distribution Amount (VI. B3 + VI. B4)	$26,903,595.34	$28,692,000.00	$—

6	Class A-1 Libor Notes per Schedule I	$16,342,000.00
7	Class A-2 ARS Notes ($50,000 increments)	$12,350,000.00
8	Class A-3 ARS Notes ($50,000 increments)	$—
9	Class B-1 ARS Notes ($50,000 increments)	$—
10	Total Notes to be Redeemed	$28,692,000.00

C.	Parity Calculation		After Paydowns
1	Value of Trust Estate as of 03/31/2005	$705,533,016.05	$676,841,016.05
2	Accrued Interest & Fees on Class A Notes as of 03/31/2005	$2,954,248.74
3	Accrued Interest & Fees on Class B Notes as of 03/31/2005	$114,065.97

4	Net Value of Trust Estate for Senior Parity	$702,578,767.31	$673,886,767.31
5	Class A Senior Notes outstanding as of 03/31/2005	$663,819,000.00	$635,127,000.00
6	Senior Parity Percentage (VI. C4 / VI. C5)	105.84%	106.10%

7	Net Value of Trust Estate for Parity	$702,464,701.34	$673,772,701.34
8	Total All Notes outstanding as of 03/31/2005	$703,819,000.00	$675,127,000.00
9	Parity Percentage (VI. C7 / VI. C8)	99.81%	99.80%

D.	Reserve Fund Reconciliation
1	Beginning Period Balance (12/31/2004)	$7,365,581.12
2	Interest Earned	$46,371.43
3	Transfer of Interest Earned to the Revenue Fund	$(37,790.17)
4	Transfer of Excess Reserve to the Revenue Fund	$(271,170.00)
5	Total Reserve Fund Balance Available (03/31/2005)	$7,102,992.38
6	Required Reserve Fund Balance on Distribution Date (1% of Outstanding Notes as of 04/25/2005)	$6,874,770.00
7	Excess Reserve - Transfer to Revenue Fund	$228,222.38

E.	Note Balances	01/25/2005	Paydown Factors	04/25/2005
1	2003-1 A-1 Libor Rate - Note Balance	$127,219,000.00	$16,342,000.00	$110,877,000.00
	2003-1 A-1 Pool Factor	0.6360950	0.0817100	0.5543850000

	2003-1 A-2 ARS Rate - Note Balance	$71,650,000.00	$5,050,000.00	$66,600,000.00
	2003-1 A-2 Pool Factor	0.7961111	0.0561111	0.7400000

	2003-1 A-3 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	2003-1 A-3 Pool Factor	1.0000000	0.0000000	1.0000000

	2003-1 B-1 ARS Rate - Note Balance	$20,000,000.00	$—	$20,000,000.00
	2003-1 B-1 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 A-1 Libor Rate - Note Balance	$200,000,000.00	$—	$200,000,000.00
	2004-1 A-1 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 A-2 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	2004-1 A-2 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 A-3 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	2004-1 A-3 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 B-1 ARS Rate - Note Balance	$20,000,000.00	$—	$20,000,000.00
	2004-1 B-1 Pool Factor	1.0000000	0.0000000	1.0000000
	Total Notes Outstanding	$708,869,000.00		$687,477,000.00

VII.                  Series 2003-1 & 2004-1 Notes Waterfall for Distribution

				Available Funds Balance
		Section 4.03
		Total Available Funds (Section III - H)		$32,657,373.50

(c)	i.	Payments to the Dept of Ed for Consolidation Rebate Fees	$441,856.08	$32,215,517.42

	ii.	Payments to Servicer	$274,746.03	$31,940,771.39

	iii.	Payments to Indenture, Eligible Lender & Owner Trustees	$25,910.56	$31,914,860.83

	iv.	Payments to Auction Agent & Broker Dealer	$94,154.07	$31,820,706.76

	v.	Payments to Administrator (Provided triggering event did not occur)	$137,369.72	$31,683,337.04

(d)		Interest payments to Class A Noteholders and Counterparties for derivative products
	(i) (A)	2003-1 Class A-1 Noteholders interest payment	$877,811.10
	(i) (A)	2003-1 Class A-2 Noteholders interest payment	$142,450.00
	(i) (A)	2003-1 Class A-3 Noteholders interest payment	$206,500.00
	(i) (A)	2004-1 Class A-1 Noteholders interest payment	$1,410,000.00
	(i) (A)	2004-1 Class A-2 Noteholders interest payment	$211,265.75
	(i) (A)	2004-1 Class A-3 Noteholders interest payment	$—
	(i) (B)	Counter party payments on Class A derivative products	$—
		Total interest payments to Class A Noteholders and Counterparties	$2,848,026.85	$28,835,310.19

		Interest payments to Class B Noteholders and Counterparties for derivative products
	(ii) (A)	2003-1 Class B-1 Noteholders interest payment	$46,666.67
	(ii) (A)	2004-1 Class B-1 Noteholders interest payment	$48,021.92
	(ii) (B)	Counter party payments on Class B-1 derivative products	$—
		Total interest payments to Class B Noteholders and Counterparties	$94,688.59	$28,740,621.60

	(iii)	Principal Payments to the 2003-1 Class A-1 Libor Rate Noteholders (per Schedule I)	$16,342,000.00	$12,398,621.60
	(iv)	Principal Payments to the 2004-1 Class A-1 Libor Rate Noteholders (per Schedule I)	$—	$12,398,621.60

	(iv) (A) (1)	Principal payments to 2003-1 Class A-2 Noteholders (prior to all Class A-1’s PIF)	$10,550,000.00	$1,848,621.60
	(iv) (A) (2)	Principal payments to 2003-1 Class A-3 Noteholders (prior to all Class A-1’s PIF and after 2003-1 Class A-2 PIF)	$—	$1,848,621.60
	(iv) (A) (3)	Principal payments to 2004-1 Class A-2 Noteholders (prior to all Class A-1’s PIF and after 2003-1 Class A-2 & A-3 PIF)	$—	$1,848,621.60
	(iv) (A) (4)	Principal payments to 2004-1 Class A-3 Noteholders (prior to all Class A-1’s PIF and after 2003-1 Class A-2 & A-3 and 2004-1 Class A-2 PIF)	$—	$1,848,621.60

	(iv) (B) (1)	Principal payments to 2003-1 Class B-1 Noteholders (after all Class A-1’s PIF and prior to other Class A PIF)	$—	$1,848,621.60
	(iv) (B) (1)	Principal payments to 2004-1 Class B-1 Noteholders (after all Class A-1’s & 2003-1 Class B PIF and prior to Class A Notes PIF)	$—	$1,848,621.60
	(iv) (B) (2) a	Principal payments to 2003-1 Class A-2 Noteholders (after all Class A-1’s & B-1’s PIF)	$—	$1,848,621.60
	(iv) (B) (2) b	Principal payments to 2003-1 Class A-3 Noteholders (after all Class A-1’s & B-1’s PIF)	$—	$1,848,621.60
	(iv) (B) (2) c	Principal payments to 2004-1 Class A-2 Noteholders (after all Class A-1’s & B-1’s PIF)	$—	$1,848,621.60
	(iv) (B) (2) d	Principal payments to 2004-1 Class A-3 Noteholders (after all Class A-1’s & B-1’s PIF)	$—	$1,848,621.60

	(iv) (B) (C) (1)	Principal payments to 2003-1 Class B-1 Noteholders (after all Class A Notes PIF)	$—	$1,848,621.60
	(iv) (B) (C) (2)	Principal payments to 2004-1 Class B-1 Noteholders (after all Class A Notes & 2003-1 Class B-1 PIF)	$—	$1,848,621.60

	(v)	To the Reserve Fund, amount, if any, to reinstate balance to Reserve Fund Requirement	$—	$1,848,621.60

	(vi)	If Parity is not at least 101.5% or Senior Parity is not at least 105%, to the Distribution account to pay principal on Class A Notes on next respective distribution date the least amount required to increase the Parity to 101.5% and Senior Parity to 105%	$1,800,000.00	$48,621.60

	(vii)	If Parity is not at least 101.5%, to the Distribution account to pay principal on Class B Notes on their next respective distribution date, the least amount required to increase the Parity to at least 101.5%	$—	$48,621.60

	(viii)	To the Distribution account, any Class A carryover amounts, to be paid on next Distribution Date	$48,621.60	$—

	(ix)	To the Distribution account, any Class B carryover amounts, to be paid on next Distribution Date	$—	$—

	(x)	pro rata, to counterparites under each derivative product on Class A Notes, the amount of any termination payments due and payable	$—	$—

	(xi)	pro rata, to counterparites under each derivative product on Class B Notes, the amount of any termination payments due and payable	$—	$—

	(xii)	Remaining Administration Fee payable (if triggering event has occurred)	$—	$—

	(xiii)	To the depositor, the remaining amounts after application of the preceding clauses if, and after giving effect to the transfer of any amounts to the depositor, the parity percentage is equal to at least 101.5% and the senior parity percentage is equal to at least 105%	$—	$—

VIII.              Series 2003-1 & 2004-1 Portfolio Characteristics

		Weighted Avg. Coupon		Number of Loans		%		Principal Balance		%
		12/31/2004	3/31/2005	12/31/2004	3/31/2005	12/31/2004	3/31/2005	12/31/2004	3/31/2005	12/31/2004	3/31/2005

	Borrower Status Distribution:
1	Interim
	In-School	2.770%	2.770%	17	17	0.02%	0.02%	$44,648.45	$44,188.30	0.01%	0.01%
	Grace	0.000%	0.000%	—	—	0.00%	0.00%	$—	$—	0.00%	0.00%
	Total - Interim	2.770%	2.770%	17	17	0.02%	0.02%	$44,648.45	$44,188.30	0.01%	0.01%

2	Deferment
	Current	4.188%	4.160%	8,209	8,626	8.00%	8.67%	$47,565,695.19	$51,748,466.62	6.93%	7.85%

3	Forebearance
	Current	4.705%	4.693%	6,227	6,343	6.07%	6.37%	$44,916,534.57	$46,179,376.94	6.54%	7.00%

4	Repayment
	Current	4.445%	4.443%	82,071	79,834	80.00%	80.23%	$560,518,944.58	$535,195,374.81	81.64%	81.17%
	31-60 Days Delinquent	5.335%	5.218%	2,493	1,929	2.43%	1.94%	$14,789,752.90	$12,066,912.61	2.15%	1.83%
	61-90 Days Delinquent	4.884%	5.323%	1,023	686	1.00%	0.69%	$5,530,473.62	$4,037,517.74	0.81%	0.61%
	91-120 Days Delinquent	5.216%	5.440%	613	439	0.60%	0.44%	$3,374,524.97	$2,352,330.27	0.49%	0.36%
	121-150 Days Delinquent	4.934%	4.948%	540	362	0.53%	0.36%	$2,751,300.34	$1,645,432.75	0.40%	0.25%
	151-180 Days Delinquent	4.769%	5.173%	537	240	0.52%	0.24%	$2,563,155.29	$1,127,856.92	0.37%	0.17%
	181-210 Days Delinquent	5.255%	5.068%	275	221	0.27%	0.22%	$1,519,661.21	$1,166,044.80	0.22%	0.18%
	211-240 Days Delinquent	5.035%	4.884%	197	229	0.19%	0.23%	$1,118,909.66	$1,154,135.38	0.16%	0.18%
	241-270 Days Delinquent	5.464%	4.609%	157	270	0.15%	0.27%	$1,031,970.14	$1,136,632.36	0.15%	0.17%
	271-300 Days Delinquent	4.623%	4.752%	107	157	0.10%	0.16%	$499,351.00	$649,314.49	0.07%	0.10%
	301-330 Days Delinquent	4.771%	4.428%	48	30	0.05%	0.03%	$168,649.74	$185,217.02	0.02%	0.03%
	> 330 Days Delinquent	3.370%	0.000%	4	—	0.00%	0.00%	$6,062.22	$—	0.00%	0.00%

5	Claims in Process	4.718%	4.552%	65	127	0.06%	0.13%	$195,069.91	$693,773.12	0.03%	0.11%
6	Uninsured	0.000%	4.170%	—	1	0.00%	0.00%	$—	$2,625.00	0.00%	0.00%
	Total - Repayment	4.478%	4.466%	102,566	99,494	99.98%	99.98%	$686,550,055.34	$659,341,010.83	99.99%	99.99%

	Total Portfolio	4.478%	4.466%	102,583	99,511	100.00%	100.00%	$686,594,703.79	$659,385,199.13	100.00%	100.00%

IX.                      Payment History and CPRs

Quarter End Date	Actual Ending Principal Balance	Annualized Current Quarter CPR*	Cumulative CPR

12/31/2003	$383,127,671.53	4.304%
03/31/2004	$362,909,283.01	9.241%
06/30/2004	$345,620,253.67	7.080%
09/30/2004	$708,073,630.00	6.995%
12/31/2004	$686,594,703.79	4.559%
03/31/2005	$659,385,199.13	7.326%	6.651%

* — ‘Annualized Current Quarter CPR’ is based on the current collection period’s ending principal balance calculated against the expected principal balance assuming no prepayments. Prepayments are limited to consolidation payoffs for this period.

X.                          Floating Rate Swap and Interest Rate Cap Payments/Receipts

A.	Floating Rate Swap Receipts/Payments

	Swap Notional Amount	No Derivative Agreement for this period

Pay Fixed Rate
Receive Floating Rate

Amount Received/(Paid)

B.	Interest Rate Cap Payments Due to	No Derivative Agreement for this period

Cap Notional Amount

CP
Cap %

Excess Over Cap

Cap Payments Due to	$0.00